NYSE Amex: TLR
TSX-V: TBR

October 2010

Timberline RESOURCES

Capital Structure As of June 30, 2010	Average Price (US$)	
Common Shares		55.6 M
Convertible Debt	$1.50	3.3 M
Total Options	$0.99	4.8 M
Total Warrants (expire 2011)	$3.00	8.1 M
Fully Diluted		71.8 M

- **Focused Exploration and Development**
- **Early Results with Substantial Upside**
- **Butte Highlands Income Targeted for Q3/Q4 2011**
- **Proven Management Track Record**
- **Current and Future Positive Cash Flow**



Delaware Corporation
Corporate office in Coeur d'Alene, Idaho

Flagship Advanced Exploration Property
South Eureka Property in Nevada's Battle Mountain – Eureka gold trend including Lookout Mountain Project

Current aggressive exploration program to further define reported 544,885 ounces M&I, and 336,270 ounces Inferred

Major Investments
Butte Highlands Joint Venture
50% carried-to-production interest

Currently in development with gold production targeted in Q3/Q4 2011

Timberline Drilling, Inc. wholly-owned subsidiary providing priority drill access and positive cash flow

Business Model
Acquire and develop advanced-stage precious metals properties in mining-friendly locations

Add substantial value through prudent exploration

Monetize projects by retaining an interest through joint venture, outright sale, option or royalty agreement, or advancing to production

Key Financial Data (US$ millions) As of June 30, 2010	
Cash and Cash Equivalents	$6.30
Working Capital	$5.20
Total Assets	$32.20
Long-term Debt	$6.50
Stockholder's Equity	$21.20

Market Information	
Recent Price (USD)	$1.28
Range (USD)	$0.64 - $1.57
Average Daily Volume (1 mo.)	483,090
Market Capitalization (USD)	$71 million



Paul Dircksen, Chairman, VP Exploration
- Over 35 years in exploration and mine development
- Member on seven discoveries/acquisitions leading to production



Randy Hardy, CEO, CFO
- Over 20 years of finance and operations
- Experience in precious metals exploration, mining, and manufacturing

101 E. Lakeside
Coeur d'Alene, Idaho USA 83814

Phone 208 664-4859
Fax 208 664-4860

info@timberline-resources.com

www.timberline-resources.com

www.timberline-drilling.com

Timberline RESOURCES

South Eureka Property - Nevada

- **One of the largest undeveloped exploration properties in Nevada**
- **Acquired in 2010 for $17.54 per ounce of gold resource**
  544,885 ounces M&I, and 336,270 ounces Inferred NI 43-101 reported gold resource
- **Executing aggressive exploration program for timely results**
  2010-30,000 feet of RC and 5,000 feet of core drilling, metallurgical testing, geochemistry, & geophysics
- **Goal to release updated NI 43-101 resource early 2011**
- **Actively testing other targets at South Eureka with results expected in Q4 2010**
- **Preliminary Economic Assessment targeted for June 2011**


N
Independence Trend
Wells
Winner
Carlin
Battle Mtn
ICBM Property
Evans Mine Property
Lovelock
RENO
Fallon
Gold Bar
Austin
Archimedes
CARSON CITY
Eureka
Ely
South Eureka Property
Tonopah
Caliente
LAS VEGAS
LEGEND
Gold Trend
Timberline
100km
50 mi


Archimedes
2.0 M oz. Au
N
Eureka, NV
Paroni Pit
Windfall Pit
Rustler Pit
Lookout Pit
18 km (11 mi)

- South end of the prolific gold producing Battle Mountain/Eureka trend
- Advantageous mining jurisdiction
- Existing reported gold resource at Lookout Mountain Project
- Metallurgical characteristics amenable to low-cost heap leach operation
- Multiple prospective exploration targets
- Windfall-Hoosac, South Ratto Ridge, Secret Canyon-Hamburg Ridge and New York Canyon
- Approximately 15,000 acres (23 mi²)
- Excellent potential for exploration and near-term gold production


2010
2011
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Drilling
Sampling
Assay results
Geophysics
Metallurgical Study
Update NI 43-101 Resource
Preliminary Economic Assessment

Cautionary Statements: This document contains forward-looking statements within the meaning of U.S. securities laws. Such forward-looking statements, include, but are not limited to, statements regarding the timing and anticipated results of the Company's exploration program at the South Eureka Property, the timing for the release of updated resource estimates, a preliminary economic assessment and the results of testing other targets at the South Eureka Property, targeted gold production for the Butte Highlands JV, and anticipated cash flow from Timberline Drilling. Such statements reflect management's best estimates based on current information, involve substantial risks and uncertainties, including those described in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the United States Securities and Exchange Commission on December 8, 2009 and the Company's other periodic reports as filed with the SEC. Actual results may differ materially from these forward-looking statements.

All mineral resource estimates contained in this document, including the terms "measured" "indicated" and "inferred" mineral resources, have been prepared in accordance with Canadian standards, and these standards differ significantly from the requirements of the SEC. U.S. investors are cautioned not to assume that all or any part of such mineral resources will ever be converted into SEC compliant reserves, or any part of an inferred mineral resource exists.